                                                                  EXHIBIT 10.A.1


                                 FIRST AMENDMENT

                                       TO

                    $3,000,000,000 REVOLVING CREDIT AGREEMENT

                                   AND WAIVER

                           DATED AS OF MARCH 15, 2004

                                      AMONG

                EL PASO CORPORATION, EL PASO NATURAL GAS COMPANY,
              TENNESSEE GAS PIPELINE COMPANY, ANR PIPELINE COMPANY
                      AND COLORADO INTERSTATE GAS COMPANY,
                                  AS BORROWERS,

                            THE LENDERS PARTY HERETO,

                                       AND

                              JPMORGAN CHASE BANK,
                             AS ADMINISTRATIVE AGENT

              ABN AMRO BANK N.V. AND CITICORP NORTH AMERICA, INC.,
                           AS CO-DOCUMENTATION AGENTS

              BANK OF AMERICA, N.A. AND CREDIT SUISSE FIRST BOSTON,
                            AS CO-SYNDICATION AGENTS


--------------------------------------------------------------------------------

                                 FIRST AMENDMENT
                  TO $3,000,000,000 REVOLVING CREDIT AGREEMENT
                                   AND WAIVER

         This FIRST AMENDMENT TO $3,000,000,000 REVOLVING CREDIT AGREEMENT AND WAIVER (this "First Amendment") dated as of March 15, 2004, is by and among EL PASO CORPORATION, a Delaware corporation (the "Company"), EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation ("TGPC"), ANR PIPELINE COMPANY, a Delaware corporation ("ANR"), COLORADO INTERSTATE GAS COMPANY, a Delaware corporation, the several banks and other financial institutions signatories hereto, JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"), ABN AMRO BANK N.V. and CITICORP NORTH AMERICA, INC., as Co-Documentation Agents and BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents and is in connection with $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (the "Credit Agreement"), by and among the Company, EPNGC, TGPC, ANR, the several banks and other financial institutions party thereto (the "Lenders"), the Administrative Agent, the Co-Documentation Agents and the Co-Syndication Agents. Each term defined in the Credit Agreement (as amended hereby) and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section and article references in this First Amendment refer to the Credit Agreement.

                                    RECITALS:

         WHEREAS, the Company, in its February 2004 Production Update that was posted on the Company's official website on February 17, 2004, reported (i) that the Company had announced on February 2, 2004 that it expected a material negative revision of its proven reserves of crude oil and natural gas, (ii) the Company's primary reservoir engineer, Ryder Scott Co. L.P., had issued its independent reserve audit letter on February 13, 2004, and (iii) that based on the review of proven reserves by the Company and its primary reservoir engineer, the Company's proven reserves of crude oil and natural gas were negatively revised by a reduction of such reserves for the period beginning January 1, 2003 and ending December 31, 2003 (excluding production and sales/purchases) in an amount equal to approximately 1.8 trillion cubic feet equivalent (such negative proven reserve revision in an amount not to exceed 1.83 trillion cubic feet equivalent is hereinafter defined as the "Reserve Reduction").

         WHEREAS, the Reserve Reduction may result in a restatement of the consolidated balance sheets and the related consolidated statements of income and cash flows of the Company for all or any of the fiscal years ended on or before December 31, 2003, including corresponding ceiling test impairment charges resulting from such negative revision in proven reserve quantities of the Company (any such restatement and impairment charges resulting from the Reserve Reduction, the "Restatement").

         WHEREAS, in Section 4.05 of the Credit Agreement the Company has represented and warranted to the Administrative Agent and the Lenders that the consolidated balance sheet of the Company and its consolidated Subsidiaries as at December 31, 2002, and the related consolidated statements of income and cash flows of the Company and its consolidated Subsidiaries for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP, independent public accountants, fairly presented the consolidated financial condition of the

Company and its consolidated Subsidiaries as at such date and the consolidated results of operations of the company and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied.

         WHEREAS, the Restatement may render the representation and warranty of the Company set forth in Section 4.05 of the Credit Agreement incorrect in a material respect as of the date such representation and warranty was made.

         WHEREAS, the Company has informed the Administrative Agent and the Lenders that in light of the effect of the Reserve Reduction and the possible Restatement the Company may be unable to timely file its annual report on Form 10-K, including its financial statements for the year ended December 31, 2003, with the Securities and Exchange Commission and may also be unable therefore to deliver such annual report and such financial statements to the Lenders within 120 days after such year end as required by Section 5.08(b) of the Credit Agreement.

         WHEREAS, the Restatement, if necessary, may affect the Capitalization of the Company for the fiscal years ended December 31, 2000, 2001 and 2002 with respect to non-cash write downs that may have to be reported for any or all of such periods.

         WHEREAS, the Company has requested that the Administrative Agent and the Lenders (i) amend the definition of "Capitalization" to account for the possibility of the Restatement, (ii) waive any default with respect to Section
4.05 that may result from the Restatement, (iii) waive any default with respect to representations and warranties made by the Company as of the Effective Date of the Credit Agreement relating to its prior credit agreements that may result from Reserve Reduction and the Restatement and (iv) waive certain other defaults under the Credit Agreement that may result from Reserve Reduction and the Restatement.

                                   AGREEMENT:

         In consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendment to the Definition of the Defined Term "Capitalization" set forth in Section 1.01 of the Credit Agreement. The defined term "Capitalization" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Capitalization" of any Person means the sum (without duplication) of (a) consolidated Debt of such Person and its consolidated Subsidiaries, plus (b) the aggregate amount of Guaranties by such Person and its consolidated Subsidiaries, plus (c) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (d) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets (i) resulting from the writedown of the Company's proven reserves of crude oil and natural gas reported by the Company on February 17, 2004 in an amount not exceed 1.83 trillion cubic feet equivalent (and any corresponding ceiling test impairment charge resulting therefrom), to the extent that such writedown or impairment charges are applied to any of the fiscal years ended on or before December 31, 2003 or (ii) from and after the

         Effective Date, plus (e) in the case of the Company, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, plus (f) in the case of the Company, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Company as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (e) or (f) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to the Company or its Subsidiaries than the terms and conditions of this Agreement, and minus (g) accumulated other comprehensive income
         (loss) (or analogous line item).

         Section 2. Waivers. The Administrative Agent and each Lender that is a party hereto hereby waive each of the following:

                  (a) any Default or Event of Default arising out of any breach of the representations and warranties of the Company as set forth in Section
4.05 of the Credit Agreement caused by or resulting from the Restatement;

                  (b) (i) compliance by the Company with the affirmative covenant contained in Section 5.08(b) of the Credit Agreement, insofar as such covenant requires that the audited financial statements for the Company and its consolidated Subsidiaries required to be delivered thereunder for the fiscal year ended December 31, 2003, must be delivered to each Lender within 120 days after December 31, 2003; provided that such waiver shall expire on June 15, 2004; and provided further, that notwithstanding the grace period provisions of
Article VII(d), there shall be no additional grace period for such default after June 15, 2004, and (ii) for the same period and until such time as the audited financial statements referenced in clause (i) above shall be delivered to the Lenders, the delivery by the Company of the certificate required by the provisions of Sections 5.08(c) of the Credit Agreement;

                  (c) any Default or Event of Default arising out of any breach of any representation or warranty of the Company or any of its Subsidiaries confirming that as of the Effective Date no default or event of default had occurred or was continuing under any of the 364-Day Facility, the 3-Year Facility, the Mustang Financing or any other prior credit agreement or similar agreement of the Company evidencing borrowed money, which breach is the result of a default or event of default arising under any such prior agreement as of such date that is caused by or results from the Reserve Reduction or the Restatement; and

                  (d) any other Default or Event of Default under Article VII(b) or Article VII(c) of the Credit Agreement arising out of a breach of Article IV of the Credit Agreement or of Section 6.02 of the Credit Agreement that would not otherwise have occurred but for the existence of the Reserve Reduction or the Restatement.

         Section 3. Limitations. The amendments and waiver set forth herein are limited precisely as written and shall not (a) be deemed to be a waiver or modification of any other term or condition of the Credit Agreement or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents or instruments referred to therein.

Except as expressly modified hereby or by express written amendments thereof, the Credit Agreement and each of the other Loan Documents and instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

         Section 4. Effectiveness. This First Amendment shall become effective on the date on which the following conditions have been satisfied or waived: (a) the Administrative Agent shall have received this First Amendment, executed and delivered by each Borrower, the Administrative Agent and the Majority Lenders,
(b) the Administrative Agent and the Lenders shall have received payment of all fees and costs payable by the Company in connection with this First Amendment, including, without limitation, to each Lender that delivers its executed signature page to this First Amendment (i) on or prior to 12:00 noon Central Standard Time on Friday, March 12, 2004, a fee equal to 0.10% of the Commitment of such Lender and (ii) after 12:00 noon Central Standard Time on Friday, March 12, 2004 but on or before the close of business on Wednesday, March 17, 2004, a fee equal to 0.05% of the Commitment such Lender; (c) each Guarantor other than the Company shall have executed and delivered an acknowledgment and consent to this First Amendment substantially in the form of Exhibit A hereto and (d) the Administrative Agent shall received evidence satisfactory to it that any default or event of default under the Financing Documents (including any Company Project Support Document) for both the Lakeside Underlying Transaction (as defined on
Schedule 1 attached hereto) and the Coastal Nova Scotia Underlying Transaction (as defined on Schedule 1 attached hereto) arising from either of the Reserve Reduction or the Restatement or both has been waived or otherwise remedied.

         Section 5. Condition Subsequent. The Company hereby agrees to cause, within 30 days of the date of the effectiveness of this First Amendment, any default or event of default under the Financing Documents (including any Company Project Support Document or any Company Reimbursement Document (as such term is defined in Appendix A-1 to the Security and Intercreditor Agreement)) related to the Coastal Petrochemical Underlying Transaction or the Additional Covered Letters of Credit listed in Part A of Schedule 1 attached hereto arising from either the Reserve Reduction or the Restatement, or both, to be waived, cured or otherwise remedied; provided that if any default or event of default thereunder shall continue to exist beyond such 30 day period then the waivers and amendments set forth in this First Amendment shall become void and cease to be effective and any Default or Event of Default under the Credit Agreement that would have existed but for the provisions of this First Amendment shall be deemed to exist as of the date of this First Amendment. The Company further agrees that, with respect to the letters of credit listed in Part B of Schedule 1 attached hereto, such letters of credit shall prior to their respective expiry dates continue to be issued and secured on the same terms and conditions as of the date hereof.

         Section 6. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each of the Lenders that:

                  (a) each of the representations and warranties made by the Company or its Subsidiaries in or pursuant to the Credit Agreement and the other Loan Documents (excluding Section 4.05 of the Credit Agreement) is true and correct in all material respects as of the date hereof, as if made (after giving effect to this First Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date;

                  (b) after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof;

                  (c) based upon the rules and regulations of the Securities and Exchange Commission regarding the calculation of proven reserves and the information known by the Company as of December 31, 2003, the Company's proven reserves of crude oil and natural gas as of December 31, 2003 are approximately
2.6 trillion cubic feet of gas equivalent; and

                  (d) except for the obligations set forth on Schedule 1 attached hereto, there are no credit agreements, instruments, guarantees, bond indentures or similar documents or agreements with respect to Debt or Guarantees under which a default or event of default (excluding for purposes of this representation any breach of the Company's obligations to deliver financial statements for the year ended December 31, 2003, within any applicable time period required by such documents or agreements) will occur as a result of the Reserve Reduction or the Restatement.

         Section 7. Adoption, Ratification and Confirmation of Loan Documents. The Company and each of the Pipeline Company Borrowers hereby adopts, ratifies and confirms the Loan Documents, as amended hereby, and acknowledges and agrees that the Loan Documents, as amended hereby, are and remain in full force and effect.

         Section 8. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Section 9. Descriptive Headings, Etc. The descriptive headings of the several sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this First Amendment are hereby incorporated into this First Amendment in their entirety.

         Section 10. Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         Section 11. Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

         Section 12. Counterparts. This First Amendment may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         Section 13. Successors. The execution and delivery of this First Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its Commitment and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitment and Loans.


        [Signature Pages to this First Amendment Begin on the Next Page]

         In Witness Whereof, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

THE COMPANY:                               EL PASO CORPORATION


                                           By:  /s/ John J. Hopper
                                               ---------------------------------
                                               Name:  John J. Hopper
                                               Title: Vice President and
                                                      Treasurer


PIPELINE COMPANY BORROWERS:

                                           EL PASO NATURAL GAS COMPANY

                                           By:  /s/ Greg G. Gruber
                                               ---------------------------------
                                               Name:  Greg G. Gruber
                                               Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

                                           TENNESSEE GAS PIPELINE COMPANY

                                           By:  /s/ Greg G. Gruber
                                               ---------------------------------
                                               Name:  Greg G. Gruber
                                               Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

                                           ANR PIPELINE COMPANY

                                           By:  /s/ Greg G. Gruber
                                               ---------------------------------
                                               Name:  Greg G. Gruber
                                               Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

                                           COLORADO INTERSTATE GAS COMPANY

                                           By:  /s/ Greg G. Gruber
                                               ---------------------------------
                                               Name:  Greg G. Gruber
                                               Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer


                  Signature Page 1 to First Amendment & Waiver

ADMINISTRATIVE AGENT:                      JPMORGAN CHASE BANK, individually
                                           and as Administrative Agent


                                           By:  /s/ Peter M. Ling
                                               ---------------------------------
                                               Name:  Peter M. Ling
                                               Title: Managing Director


                  Signature Page 2 to First Amendment & Waiver

LENDERS:                                   ABN AMRO BANK N.V.


                                           By:  /s/ Frank R. Russo, Jr.
                                               ---------------------------------
                                               Name:  Frank R. Russo, Jr.
                                               Title: Vice President


                                           By:  /s/ John D. Reed
                                               ---------------------------------
                                               Name:  John D. Reed
                                               Title: Vice President


                  Signature Page 3 to First Amendment & Waiver

                                           CITICORP NORTH AMERICA, INC.

                                           By:  /s/ Amy Pincu
                                               ---------------------------------
                                               Name:  Amy Pincu
                                               Title: Vice President


                  Signature Page 4 to First Amendment & Waiver

                                           BANK OF AMERICA, N.A.

                                           By:  /s/ William E. Livingstone, IV
                                               ---------------------------------
                                               Name:  William E. Livingstone, IV
                                               Title: Managing Director


                  Signature Page 5 to First Amendment & Waiver

                                           CREDIT SUISSE FIRST BOSTON, ACTING
                                           THROUGH ITS CAYMAN ISLANDS BRANCH



                                           By:  /s/ James P. Moran
                                               ---------------------------------
                                               Name:  James P. Moran
                                               Title: Director

                                           By:  /s/ Denise L. Alvarez
                                               ---------------------------------
                                               Name:  Denise L. Alvarez
                                               Title: Associate


                  Signature Page 6 to First Amendment & Waiver

                                           THE BANK OF NOVA SCOTIA

                                           By:  /s/ V. Gibson
                                               ---------------------------------
                                               Name:  V. Gibson
                                               Title: Assistant Agent


                  Signature Page 7 to First Amendment & Waiver

                                           BAYERISCHE HYPO-UND VEREINSBANK AG,
                                           NEW YORK BRANCH

                                           By:  /s/ Shannon Batchman
                                               ---------------------------------
                                               Name:  Shannon Batchman
                                               Title: Director

                                           By:  /s/ Loriann Curnyn
                                               ---------------------------------
                                               Name:  Loriann Curnyn
                                               Title: Managing Director


                  Signature Page 8 to First Amendment & Waiver

                                           BNP PARIBAS

                                           By:  /s/ Mark A. Cox
                                               ---------------------------------
                                               Name:  Mark A. Cox
                                               Title: Director


                                           By:  /s/ Larry Robinson
                                               ---------------------------------
                                               Name:  Larry Robinson
                                               Title: Director


                  Signature Page 9 to First Amendment & Waiver

                                           DEUTSCHE BANK AG NEW YORK BRANCH

                                           By:  /s/ Michael Starmer-Smith
                                               ---------------------------------
                                               Name:  Michael Starmer-Smith
                                               Title: Managing Director

                                           By:  /s/ Joel Makowsky
                                               ---------------------------------
                                               Name:  Joel Makowsky
                                               Title: Director


                  Signature Page 10 to First Amendment & Waiver

                                           THE ROYAL BANK OF SCOTLAND PLC

                                           By:  /s/ Kevin Howard
                                               ---------------------------------
                                               Name:  Kevin Howard
                                               Title: Managing Director


                  Signature Page 11 to First Amendment & Waiver

                                           SOCIETE GENERALE

                                           By:  /s/ Douglas McMurray, Jr.
                                               ---------------------------------
                                               Name:  Douglas McMurray, Jr.
                                               Title: Managing Director


                  Signature Page 12 to First Amendment & Waiver

                                           WESTLB AG NEW YORK BRANCH

                                           By:  /s/ Salvatore Battinelll
                                               ---------------------------------
                                               Name:  Salvatore Battinelll
                                               Title: Managing Director Credit
                                                      Department

                                           By:  /s/ Duncan Robertson
                                               ---------------------------------
                                               Name:  Duncan Robertson
                                               Title: Executive Director


                  Signature Page 13 to First Amendment & Waiver

                                           MIZUHO CORPORATE BANK, LTD.

                                           By:  /s/ Noel Purcell
                                               ---------------------------------
                                               Name:  Noel Purcell
                                               Title: SVP & Dept. Head


                  Signature Page 14 to First Amendment & Waiver

                                           THE BANK OF NEW YORK

                                           By:  /s/ Lizanne T. Eberle
                                               ---------------------------------
                                               Name:  Lizanne T. Eberle
                                               Title: Vice President


                  Signature Page 15 to First Amendment & Waiver

                                           COMMERZBANK AG, NEW YORK AND GRAND
                                           CAYMAN BRANCHES

                                           By:  /s/ Subash R. Viswanathan
                                               ---------------------------------
                                               Name:  Subash R. Viswanathan
                                               Title: Senior Vice President

                                           By:  /s/ David A. Bennett
                                               ---------------------------------
                                               Name:  David A. Bennett
                                               Title: Assistant Vice President


                  Signature Page 16 to First Amendment & Waiver

                                           CREDIT LYONNAIS NEW YORK BRANCH

                                           By:  /s/ Philippe Soustra
                                               ---------------------------------
                                               Name:  Philippe Soustra
                                               Title: Executive Vice President


                  Signature Page 17 to First Amendment & Waiver

                                           MELLON BANK, N.A.

                                           By:  /s/ Gary A. Saul
                                               ---------------------------------
                                               Name:  Gary A. Saul
                                               Title: First Vice President


                  Signature Page 18 to First Amendment & Waiver

                                           BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

                                           By:  /s/ Philip A. Paddack
                                               ---------------------------------
                                               Name:  Philip A. Paddack
                                               Title: Senior Vice President and
                                                      Branch Manager

                                           By:  /s/ Juan Vraviola
                                               ---------------------------------
                                               Name:  Juan Vraviola
                                               Title: SVP


                  Signature Page 19 to First Amendment & Waiver

                                           THE BANK OF TOKYO-MITSUBISHI, LTD
                                           HOUSTON AGENCY

                                           By:  /s/ John W. McGhee
                                               ---------------------------------
                                               Name:  John W. McGhee
                                               Title: Vice President and Manager


                  Signature Page 20 to First Amendment & Waiver

                                           BANK ONE, NA (MAIN OFFICE CHICAGO)

                                           By:  /s/ Hal E. Fudge
                                               ---------------------------------
                                               Name:  Hal E. Fudge
                                               Title: First Vice President


                  Signature Page 21 to First Amendment & Waiver

                                           LEHMAN COMMERCIAL PAPER INC.

                                           By:  /s/ Jane E. Gillard
                                               ---------------------------------
                                               Name:  Jane E. Gillard
                                               Title: Authorized Signatory


                  Signature Page 22 to First Amendment & Waiver

                                           ROYAL BANK OF CANADA

                                           By:  /s/ R.S. Chang
                                               ---------------------------------
                                               Name:  R.S. Chang
                                               Title: Vice President


                  Signature Page 23 to First Amendment & Waiver

                                           KBC BANK N.V.

                                           By:  /s/ Jean-Pierre Diels
                                               ---------------------------------
                                               Name:  Jean-Pierre Diels
                                               Title: First Vice President

                                           By:  /s/ Eric Raskin
                                               ---------------------------------
                                               Name:  Eric Raskin
                                               Title: Vice President


                  Signature Page 24 to First Amendment & Waiver

                                           NORDDEUTSCHE LANDESBANK GIROZENTRALE

                                           NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                                           BRANCH

                                           New York Branch and/or Cayman Island
                                           Branch

                                           By:  /s/ Stephanie Finnen
                                               ---------------------------------
                                               Name:  Stephanie Finnen
                                               Title: Vice President

                                           By:  /s/ Josef Haas
                                               ---------------------------------
                                               Name:  Josef Haas
                                               Title: Vice President


                  Signature Page 25 to First Amendment & Waiver

                                           SUNTRUST BANKS, INC.

                                           By:  /s/ Bryon P. Kurtgis
                                               ---------------------------------
                                               Name:  Bryon P. Kurtgis
                                               Title: Director


                  Signature Page 26 to First Amendment & Waiver

                                           CREDIT AGRICOLE INDOSUEZ

                                           By:  /s/ Michael D. Willis
                                               ---------------------------------
                                               Name:  Michael D. Willis
                                               Title: Vice President


                                           By:  /s/ Michael R. Quiray
                                               ---------------------------------
                                               Name:  Michael R. Quiray
                                               Title: Vice President


                  Signature Page 27 to First Amendment & Waiver

                                           ING CAPITAL LLC

                                           By:  /s/ Stephen E. Fischer
                                               ---------------------------------
                                               Name:  Stephen E. Fischer
                                               Title: Managing Director


                  Signature Page 28 to First Amendment & Waiver

                                           AMARILLO NATIONAL BANK

                                           By:  /s/ Craig L. Sanders
                                               ---------------------------------
                                               Name:  Craig L. Sanders
                                               Title: Executive Vice President


                  Signature Page 29 to First Amendment & Waiver

                                           TORONTO DOMINION (NEW YORK), INC.


                                           By:  /s/ Michelle Manning
                                               ---------------------------------
                                               Name:  Michelle Manning
                                               Title: Vice President


                  Signature Page 30 to First Amendment & Waiver

                                           AKANTHOS ARBITRAGE MASTER FUND LP

                                           BY AKANTHOS CAPITAL MGMT LLC, HS GP

                                           By:  /s/ Michael Kao
                                               ---------------------------------
                                               Name:  Michael Kao
                                               Title: Managing Member


                  Signature Page 31 to First Amendment & Waiver

                                           BEAR STEARNS INVESTMENT PRODUCTS INC.

                                           By:  /s/ Richard Bram Smith
                                               ---------------------------------
                                               Name:  Richard Bram Smith
                                               Title: Vice President


                  Signature Page 33 to First Amendment & Waiver

                                           GOLDMAN SACHS CREDIT PARTNERS L.P.

                                           By:  /s/ Pedro Ramirez
                                               ---------------------------------
                                               Name:  Pedro Ramirez
                                               Title: Authorized Signatory


                  Signature Page 34 to First Amendment & Waiver

                                           SATELLITE SENIOR INCOME FUND, LLC

                                                 By: Satellite Asset Management,
                                                     L.P.
                                                 Its Investment Manager

                                           By:  /s/ Brian S. Kriftcher
                                               ---------------------------------
                                               Name:  Brian S. Kriftcher
                                               Title: Chief Operating Officer &
                                                      Principal


                  Signature Page 35 to First Amendment & Waiver

                                           SATELLITE SENIOR INCOME FUND II, LLC

                                                 By: Satellite Asset Management,
                                                     L.P.
                                                 Its Investment Manager

                                           By:  /s/ Brian S. Kriftcher
                                               ---------------------------------
                                               Name:  Brian S. Kriftcher
                                               Title: Chief Operating Officer &
                                                      Principal


                  Signature Page 36 to First Amendment & Waiver

                                           VAN KAMPEN SENIOR INCOME TRUST

                                           By:  /s/ Brad Langs
                                               ---------------------------------
                                               Name:  Brad Langs
                                               Title: Executive Director


                  Signature Page 37 to First Amendment & Waiver

                                           VAN KAMPEN SENIOR LOAN FUND

                                           By:  /s/ Christina Jamieson
                                               ---------------------------------
                                               Name:  Christina Jamieson
                                               Title: Executive Director


                  Signature Page 38 to First Amendment & Waiver

                                   SCHEDULE 1

                       LIST OF DEBT & GUARANTY OBLIGATIONS

PART A

     1. Guarantee of the Company relating to the Lakeside Purchasers, dated as of May 15, 2001, LLC Synthetic Lease, as amended as of April 16, 2003 and the Financing Documents related thereto, all as described on Part 6 of Schedule II-C of the Security and Intercreditor Agreement (the "Lakeside Underlying Transaction");

     2. Guaranties of the Company of each of (i) $100,000,000 Credit Agreement dated as of December 7, 1999, among Coastal Oil & Gas Nova Scotia I, ULC, Industrial Bank of Japan Trust Company, Bank Boston, N.A., Credit Lyonnais and the other lenders signatory thereto, as amended and (ii) $100,000,000 Credit Agreement dated as of December 19, 2000, among Coastal Oil & Gas Nova Scotia I, ULC, Industrial Bank of Japan, Limited, Sanwa Bank Limited, Arab Banking Corporation (B.S.C.) and the other lenders signatory thereto, as amended, together, in each case, with the Financing Document related thereto, all as described on Parts 7 and 8 of Schedule II-C of the Security and Intercreditor Agreement (the "Coastal Nova Scotia Underlying Transaction");

     3. Guarantee and Undertaking of the Company, dated as of April 12, 2001, relating to $60,000,000 Credit Agreement of Coastal Petrochemical, L.P., as amended and the Financing Documents related to the Coastal Petrochemical Underlying Transaction;

     The remaining items listed in this Part A are herein identified as the "Additional Covered Letters of Credit":

     4. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #0081-30010064 issued by Citibank, N.A. with a stated amount of $850,592 for the benefit of Pacific Gas & Electric;

     5. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #0080-30024869 issued by Citibank, N.A. with a current stated amount of $2,916,000 for the benefit of Bangladesh Power Development Board;

     6. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #61610705 issued by Citibank, N.A. with a stated amount of $2,550,000 for the benefit of Citibank Dhaka;

     7. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #6160704 issued by Citibank, N.A. with a stated amount of $3,400,000 for the benefit of Citibank New York;

     8. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-292889 issued by JPMorgan Chase Bank with a stated amount of $442,500 for the benefit of ANR Eaton Company;


                Page 1 to Schedule 1 to First Amendment & Waiver



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     9.   Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-382682 issued by JPMorgan Chase Bank with a current stated amount of $186,025.70 for the benefit of the State of Florida;

     10. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #G390390 issued by Toronto Dominion with a stated amount of $1,500,000 for the benefit of ANP;

     11. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #G390391 issued by Toronto Dominion with a stated amount of $5,000,000 for the benefit of ANP; and

     12. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #G390392 issued by Toronto Dominion with a stated amount of $2,000,000 for the benefit of ANP.

PART B:

     1. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #NY-93959 issued by Banco Bilbao Vizcaya Argentaria, S.A. with a statement amount of $400,000 for the benefit of ANP;

     2. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #NY-93960 issued by Banco Bilbao Vizcaya Argentaria, S.A. with a statement amount of $300,000 for the benefit of ANP;

     3. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-298274 issued by JPMorgan Chase Bank with a stated amount of $100,000 for the benefit of West Kern;

     4. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-212605 issued by JPMorgan Chase Bank with a stated amount of $600,000 for the benefit of Twin County;

     5. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-233719 issued by JPMorgan Chase Bank with a stated amount of $2,600,000 for the benefit of Protective;

     6. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-258425 issued by JPMorgan Chase Bank with a stated amount of $50,000 for the benefit of Chevron USA;

     7. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-233969 issued by JPMorgan Chase Bank with a stated amount of $2,000,000 for the benefit of General Electric I;


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     8.   Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-241080 issued by JPMorgan Chase Bank with a stated amount of $2,500,000 for the benefit of ANP;

     9. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-770429 issued by JPMorgan Chase Bank with a stated amount of $278,981 for the benefit of Home Insurance;

     10. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-393501 issued by JPMorgan Chase Bank with a stated amount of $2,361,263.17 for the benefit of the State of Florida;

     11. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-346269 issued by JPMorgan Chase Bank with a stated amount of $465,231.56 for the benefit of the State of Florida;

     12. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-209947 issued by JPMorgan Chase Bank with a stated amount of $200,000 for the benefit of New England Power;

     13. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-367925 issued by JPMorgan Chase Bank with a stated amount of $926,073 for the benefit of Insurance Company of North America;

     14. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-226058 issued by JPMorgan Chase Bank with a stated amount of $1,128,900 for the benefit of the State of Florida;

     15. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-215470 issued by JPMorgan Chase Bank with a stated amount of $28,200,000 for the benefit of Travelers;

     16. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #A26018T issued by Compass Bank with a stated amount of $2,000,000 for the benefit of the Texas Commission on Environmental Quality;

     17. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #A26048T issued by Compass Bank with a stated amount of $2,000,000 for the benefit of the New Jersey Department of Environmental Protection;

     18. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #A26076T issued by Compass Bank with a stated amount of $200,000 for the benefit of the City of Chicago;

     19. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #A26112T issued by Compass Bank with a stated amount of $2,000,000 for the benefit of the Kansas Department of Health & Environment;


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     20.  Reimbursement obligations of the Company or its Subsidiaries with respect to Bank Guarantee #100BGC101248 issued by Deutsche Bank AG with a stated amount of $800,943.36 for the benefit of the Belgian VAT Tax Authority;

     21. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #91874275 issued by BNP Paribas with a stated amount of $3,936,894 for the benefit of Citibank Dhaka;

     22. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit 91874274 issued by BNP Paribas with a stated amount of $3,608,819.50 for the benefit of Kuo Oil;

     23. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #27699 issued by BNP Paribas with a stated amount of $5,025,000 for the benefit of the California Power Exchange;

     24. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #91870940 issued by BNP Paribas with a stated amount of $4,359,066.10 for the benefit of DB Trust Company;

     25. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #27497 issued by BNP Paribas with a stated amount of $775,000 for the benefit of Florida Gas Transmission;

     26. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #27495 issued by BNP Paribas with a stated amount of $1,081,500 for the benefit of Florida Power;

     27. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #91871362 issued by BNP Paribas with a stated amount of $1,431,325 for the benefit of Manaus Energy.


                Page 4 to Schedule 1 to First Amendment & Waiver



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                                    EXHIBIT A

                                     FORM OF

                           ACKNOWLEDGMENT AND CONSENT

         In connection with that certain First Amendment to $3,000,000,000 Revolving Credit Agreement and Waiver dated as of March 15, 2004 (the "First Amendment"), by and among El Paso Corporation, a Delaware corporation (the "Company"), El Paso Natural Gas Company, a Delaware corporation ("EPNGC"), Tennessee Gas Pipeline Company, a Delaware corporation ("TGPC"), ANR Pipeline Company, a Delaware corporation ("ANR"), Colorado Interstate Gas Company, a Delaware corporation, the several banks and other financial institutions signatories thereto, JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents and Bank Of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents, each of the undersigned Persons, as a Subsidiary Guarantor under that certain Subsidiary Guarantee Agreement, dated as of April 16, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement") made by each such Person in favor of JPMorgan Chase Bank, in its capacity as Collateral Agent, (a) acknowledges the execution and delivery of the First Amendment by the Credit Parties that are party thereto and the effect of the provisions of the First Amendment and (b) confirms and agrees that as of March 15, 2004, after giving effect to the provisions of the First Amendment, the Subsidiary Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Subsidiary Guarantee Agreement and all of the Collateral do, and shall continue to, secure the payment of all of the Guaranteed Obligations (as defined in the Subsidiary Guarantee Agreement) pursuant to the terms of the Subsidiary Guarantee Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in that certain $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (the "Credit Agreement"), by and among the Company, EPNGC, TGPC, ANR, the several banks and other financial institutions party thereto, the Administrative Agent, the Co-Documentation Agents and the Co-Syndication Agents.

SUBSIDIARY GUARANTORS:                  AMERICAN NATURAL RESOURCES COMPANY

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EL PASO ANR INVESTMENTS, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                 Page 1 to Exhibit A to First Amendment & Waiver

                                        EL PASO ANRS INVESTMENTS, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EL PASO CNG COMPANY, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EL PASO EPN INVESTMENTS, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EL PASO EPNG INVESTMENTS, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EL PASO NORIC INVESTMENTS III, L.L.C.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                 Page 2 to Exhibit A to First Amendment & Waiver

                                       EL PASO TENNESSEE PIPELINE CO.

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       EL PASO TGPC INVESTMENTS, L.L.C.

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                       EL PASO WIC INVESTMENTS, L.L.C.

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                       SABINE RIVER INVESTORS I, L.L.C.

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                       SABINE RIVER INVESTORS II, L.L.C.

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                       SABINE RIVER INVESTORS III, L.L.C.

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:


                 Page 3 to Exhibit A to First Amendment & Waiver